23.1                     CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 27, 1999 in the Registration Statement on Form SB-2 and related Prospectus of TopClick International, Inc. for the registration of 8,333,545 shares of its common stock.

                                                 ----------------------------
                                                 By:
                                                 For: Buckley Dodds